BOS2: 63298_2.28256.3











                                      LEASE


                                     BETWEEN


                            ANGELA C. MAFFEO, TRUSTEE
                                UNDER THE WILL OF
                                JOHN CAPOBIANCO,
                                   as Landlord


                                       AND


                         MANCHESTER EQUIPMENT CO., INC.,
                                    as Tenant






                           Dated: as of June 30, 1997

                                       -i-
                                   LEASE INDEX

                                                                         Page

SCHEDULE..................................................................1
1. DEMISE AND TERM........................................................1
2. RENT...................................................................1
3. USE....................................................................1
4. CONDITION OF PREMISES..................................................1
5. BUILDING SERVICES......................................................1
6. RULES AND REGULATIONS..................................................1
7. CERTAIN RIGHTS RESERVED TO LANDLORD....................................1
8. MAINTENANCE AND REPAIRS................................................1
9. ALTERATIONS.............................................................1
10. INSURANCE..............................................................1
11. WAIVER AND INDEMNITY...................................................1
12. FIRE AND CASUALTY......................................................1
13. CONDEMNATION...........................................................1
14. ASSIGNMENT AND SUBLETTING..............................................1
15. SURRENDER..............................................................1
16. DEFAULTS AND REMEDIES..................................................1
17. HOLDING OVER...........................................................1
18. SECURITY DEPOSIT.......................................................1
19. [INTENTIONALLY OMITTED]................................................1
20. ESTOPPEL CERTIFICATES..................................................1
21. SUBORDINATION..........................................................1
22. QUIET ENJOYMENT........................................................1
23. BROKER.................................................................1
24. NOTICES................................................................1
25. DIRECTORY; SIGNS.......................................................1
26. PARKING................................................................1
27. MISCELLANEOUS..........................................................1
EXHIBIT "A" - FLOOR PLAN...................................................1
EXHIBIT "A-1" - LEGAL DESCRIPTION OF LAND..................................1
EXHIBIT "B" - RULES AND REGULATIONS........................................1
EXHIBIT "C" - TENANT IMPROVEMENT WORK......................................1

                                                       -18-
                                      LEASE


         THIS LEASE (this "Lease") is made as of the ______ day of June, 1997 by and between Angela C. Maffeo, Trustee under the Will of John Capobianco, having an address at 801 Three Islands Boulevard, No. 206, Hallendale, Florida 33009 ("Landlord"), and Manchester Equipment Co., Inc., a New York corporation having an address at 161 Highland Avenue, Needham, Massachusetts 02194 ("Tenant"), for space in the building known as or located at 25-27 Christina Street, Newton, Massachusetts (such building, together with the land (the "Land") upon which it is situated, being herein referred to as the "Building"). The Land is more particularly described in Exhibit "A-1" attached hereto and incorporated herein by this reference. The following schedule (the "Schedule") sets forth certain basic terms of this Lease:

SCHEDULE

         1. Premises: A portion of the first floor of the Building consisting of approximately 3,008 rentable square feet of floor area as shown cross-hatched on the floor plan (the "Floor Plan") attached hereto as Exhibit "A" and incorporated herein by this reference.

         2. Annual Minimum Rent: $48,128.00 per year for the first Lease Year (as defined below); $48,128.00 per year for the second Lease Year; $48,128.00 per year for the third Lease Year; $51,136.00 per year for the fourth Lease Year; and $51,136.00 per year for the fifth Lease Year.

         3. Monthly Minimum Rent: $4,010.67 per month for each month during the first Lease Year; $4,010.67 per month for each month during the second Lease Year; $4,010.67 per month for each month during the third Lease Year; $4,261.33 per month for each month during the fourth Lease Year; and $4,261.33 per month for each month during the fifth Lease Year.

         4. Tenant's Operating Expenses Proportionate Share: Eleven and 38/100 percent (11.38%).

         5. Tenant's Taxes Proportionate Share: Five and 69/100 percent (5.69%).

         6. Base Expense Year:  Calendar Year 1996 (i.e., January 1, 1996 -
                                 December 31, 1996).


         7. Base Tax Year:Fiscal Year 1997 (i.e., July 1, 1996 - June 30, 1997).


         8. Security Deposit:  $8,522.66.

         9. Brokers: Rose Associates, Inc., Casler & Company and Nealon Company.

         10. Commencement Date: The earlier of (i) the date on which Tenant, pursuant to permission therefor duly given by Landlord, commences use of the Premises or any portion thereof, or (ii) the Substantial Completion Date (as defined in Exhibit "C" attached hereto and incorporated herein by this reference).

         11. Expiration Date: The day prior to the fifth anniversary of the Commencement Date.

         12.    Notice  Address of Landlord:   Angela C. Maffeo, Trustee
                                         under  the Will of John    Capobianco
                                         801 Three  Islands Boulevard, No. 206
                                         Hallendale, Florida 33009

                                         with a copy in like manner to:

                                         Rose Associates, Inc.
                                         One Financial Center
                                         Boston, Massachusetts 02111
                                         Attention:  Philip Rogers

         13. Notice Address of Tenant:
                                         Manchester Equipment Co., Inc.
                                         161 Highland Avenue
                                         Needham, Massachusetts 02194
                                         Attention:  Steven Reibstein

                                         with a copy in like manner to:

                                         David Roth, Esquire
                                         Kressel Rothtein & Roth
                                         684 Broadway
                                         Massapequa, New York 11758

                                         with a copy in like manner to:

                                         Manchester Equipment Co., Inc.
                                         50 Marcus Boulevard
                                         Hauppauge, New York 11788
                                         Attention:  Joseph Looney

         1. DEMISE AND TERM. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises (the "Premises") described in Item 1 of the Schedule and shown on the Floor Plan, subject to the covenants and conditions set forth in this Lease, for a term (the "Term") commencing on the date (the "Commencement Date") described in Item 10 of the Schedule and expiring on the date (the "Expiration Date") described in Item 11 of the Schedule, unless terminated earlier as otherwise provided in this Lease. Upon the determination of the Commencement Date, Landlord and Tenant shall memorialize the Commencement Date and the Expiration Date in a written instrument.

         2.        RENT.

         (a) Definitions. For purposes of this Lease, the following terms shall have the following meanings:

          (i) "Base Expense Year" shall mean the year set forth in Item 6 of the Schedule.

          (ii) "Base Tax Year" shall mean the year set forth in Item 7 of the Schedule.

          (iii) "Base Expenses" shall mean the amount of Expenses (as defined below) for the Base Expense Year.

          (iv) "Base Taxes" shall mean the amount of Taxes (as defined below) for the Base Tax Year.

          (v) "Expenses" shall mean all expenses, costs and disbursements (other than Taxes) paid or incurred by Landlord in connection with the ownership, management, maintenance, operation, replacement and repair of the Building. Expenses shall not include: (a) costs of tenant alterations; (b) costs of capital improvements (except for costs of any capital improvements made or installed for the purpose of reducing Expenses or made or installed pursuant to governmental requirement or insurance requirement, which costs shall be amortized by Landlord in accordance with sound accounting and management principles); (c) interest and principal payments on mortgages (except interest on the cost of any capital improvements for which amortization may be included in the definition of Expenses) or any rental payments on any ground leases (except for rental payments which constitute reimbursement for Taxes and Expenses); (d) advertising expenses and leasing commissions; (e) any cost or expenditure for which Landlord is reimbursed, whether by insurance proceeds or otherwise, except through Adjustment Rent (as defined below); (f) the cost of any kind of service furnished to any other tenant in the Building which Landlord does not generally make available to all tenants in the Building; and (g) legal expenses of negotiating leases. Expenses shall be determined on a cash or accrual basis, as Landlord may elect.

          (vi) "Lease Year" shall mean a one (1) year period commencing on the Commencement Date or any anniversary thereof and expiring at midnight on the day prior to the next anniversary thereof.

          (vii) "Rent" shall mean Minimum Rent (as defined below), Adjustment Rent and any other sums or charges due by Tenant hereunder.

          (viii) "Taxes" shall mean all taxes, assessments and fees levied upon the Building, the property of Landlord located therein or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Building, including all costs and expenses of protesting any such taxes, assessments or fees. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes; provided, however, if at any time during the Term, a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes, such tax shall constitute and be included in Taxes. For the purposes of determining Taxes for any given year, the amount to be included for such year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such year, and (b) from all other Taxes shall at Landlord's election either be the amount accrued, assessed or otherwise imposed for such year or the amount due and payable in such year.

          (ix) "Tenant's Operating Expenses Proportionate Share" shall mean the percentage set forth in Item 4 of the Schedule.

          (x) Tenant's Taxes Proportionate Share" shall mean the percentage set forth in Item 5 of the Schedule.

         (b) Components of Rent. Tenant agrees to pay the following amounts to Landlord at the office of the Building or at such other place as Landlord designates:

          (i) Minimum rent ("Minimum Rent") to be paid in monthly installments in the amount set forth in Item 3 of the Schedule in advance on or before the first day of each month of the Term, except that Tenant shall pay the first month's Minimum Rent upon execution of this Lease.

          (ii) Adjustment rent ("Adjustment Rent") in an amount equal to Tenant's Proportionate Share of (a) the increase in Expenses for any calendar year over the Base Expenses and (b) the increase in Taxes for any calendar year over the Base Taxes. Prior to each calendar year, Landlord shall estimate the amount of Adjustment Rent due for such year, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such year. Such estimate may be revised by Landlord whenever it obtains information relevant to making such estimate more accurate. After the end of each calendar year, Landlord shall deliver to Tenant a report setting forth the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such year. Within thirty
(30) days after receipt of such report and statement, Tenant shall pay to Landlord the amount of Adjustment Rent due for such calendar year minus any payments of Adjustment Rent made by Tenant for such year. If Tenant's estimated payments of Adjustment Rent exceed the amount due Landlord for such calendar year, Landlord shall apply such excess as a credit against Tenant's other obligations under this Lease or promptly refund such excess to Tenant if the Term has already expired, provided Tenant is not then in default hereunder, in either case without interest to Tenant.

         (c) Payment of Rent. The following provisions shall govern the payment of Rent: (i) if this Lease commences or ends on a day other than the first day or last day of a calendar year, respectively, the Rent for the year in which this Lease so begins or ends shall be prorated and the monthly installments shall be adjusted accordingly; (ii) all Rent shall be paid to Landlord without offset or deduction, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (iii) if during all or any portion of any year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment of Expenses for such year to determine the Expenses that would have been paid or incurred by Landlord had the Building been fully rented and occupied for the entire year and the amount so determined shall be deemed to have been the Expenses Taxes for such year; (iv) any sum due from Tenant to Landlord which is not paid within ten (10) days after the due date for such payment shall bear interest from the date due until the date paid at the annual rate of eighteen percent (18%) per annum, but in no event higher than the maximum rate permitted by law (the "Default Rate"); and, in addition, Tenant shall pay Landlord a late charge for any Rent payment which is not paid within ten (10) days after its due date equal to five percent (5%) of such payment; (v) if changes are made to this Lease or the Building changing the number of square feet contained in the Premises or in the Building, Landlord shall make an appropriate adjustment to Tenant's Proportionate Share; (vi) Tenant shall have the right to inspect Landlord's accounting records relative to Expenses and Taxes during normal business hours at any time within thirty (30) days following the furnishing to Tenant of the annual statement of Adjustment Rent; and, unless Tenant shall take written exception to any item in any such statement within such thirty (30) day period, such statement shall be considered as final and accepted by Tenant; (vii) in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease; (viii) no adjustment to the Rent by virtue of the operation of the rent adjustment provisions in this Lease shall result in the payment by Tenant in any year of less than the Minimum Rent shown on the Schedule; (ix) Landlord may at any time change the fiscal year of the Building; (x) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent listed on the statement showing such amount is due;
(xi) if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent at the rate for the previous calendar year until Landlord delivers such estimate; and (xii) if, after Tenant shall have made any payment of Adjustment Rent to Landlord pursuant to Section 2(b), Landlord shall receive a refund of any portion of Taxes paid by Tenant with respect to any tax period during the Term of this Lease as a result of abatement of such Taxes by legal proceedings, settlement or otherwise, Landlord shall credit to Tenant Tenant's Proportionate Share of such refund (less the proportional pro rata reasonable expenses, including reasonable attorneys' fees and appraisers' fees incurred by Landlord in connection with obtaining such refund), as it relates to Taxes paid by Tenant to Landlord with respect to any such period for which a refund is obtained.

         3. USE. Tenant agrees that it shall occupy and use the Premises only as business offices and for no other purposes. Tenant shall comply with all federal, state and municipal laws, ordinances and regulations and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises. Without limiting the foregoing, Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord and then only in compliance with all applicable environmental laws.

         4. CONDITION OF PREMISES. Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building (or to provide Tenant with any credit or allowance for the same), and no representation regarding the condition of the Premises or the Building or the suitability of the Premises for Tenant's proposed use thereof, have been made by or on behalf of Landlord or relied upon by Tenant, except as provided in Exhibit "C" attached hereto and incorporated herein by this reference.

         5.        BUILDING SERVICES.

         (a) Basic Services. Landlord shall furnish the following services: (i) heating and air conditioning to provide a temperature condition required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations, daily from 8:00 A.M. to 6:00 P.M. (Saturday from 8:00 A.M. to 12:00 P.M.), Sundays and holidays excepted; (ii) water for drinking, and, subject to Landlord's approval, water at Tenant's expense for any private restrooms and office kitchen requested by Tenant; (iii) men's and women's restrooms at locations designated by Landlord and in common with other tenants of the Building; (iv) daily janitorial service in the Premises and common areas of the Building, weekends and holidays excepted; and (v) electrical current other than for special lighting, equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage.

         (b) Telephones. Tenant shall arrange for telephone service directly with one (1) or more of the public telephone companies servicing the Building and shall be solely responsible for paying for such telephone service. If Landlord acquires ownership of the telephone cables in the Building at any time, Landlord shall permit Tenant to connect to such cables on such terms and conditions as Landlord may prescribe. In no event does Landlord make any representation or warranty with respect to telephone service in the Building, and Landlord shall have no liability with respect thereto.

         (c) Additional Services. Landlord shall not be obligated to furnish any services other than those stated above. If Landlord elects to furnish services requested by Tenant in addition to those stated above (including services at times other than those stated above), Tenant shall pay Landlord's then prevailing charges for such additional services. If Tenant shall fail to make any such payment, Landlord may, without notice to Tenant and in addition to all other remedies available to Landlord, discontinue any such additional services. No discontinuance of any such additional service shall result in any liability of Landlord to Tenant or be considered as an eviction or a disturbance of Tenant's use of the Premises. In addition, if Tenant's concentration of personnel or equipment adversely affects the temperature or humidity in the Premises or the Building, Landlord may install supplementary air conditioning units in the Premises; and Tenant shall pay for the cost of installation and maintenance thereof.

         (d) Failure or Delay in Furnishing Services. Tenant agrees that Landlord shall not be liable for damages for failure or delay in furnishing any service stated above if such failure or delay is caused, in whole or in part, by any one or more of the events stated in Section 27(j) below, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay any Rent when due, or from any other obligations of Tenant under this Lease.

         6. RULES AND REGULATIONS. Tenant shall observe and comply and shall cause its subtenants, assignees, invitees, employees, contractors and agents to observe and comply, with the rules and regulations listed on Exhibit "B" attached hereto and incorporated herein by this reference and with such reasonable modifications and additions thereto as Landlord may make from time to time. Landlord shall not be liable for failure of any person to obey such rules and regulations. Landlord shall not be obligated to enforce such rules and regulations against any person, and the failure of Landlord to enforce any such rules and regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith.

         7. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim: (a) to change the name or street address of the Building or the suite number of the Premises; (b) to install, affix and maintain any and all signs on the exterior or interior of the Building; (c) to make repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, and for such purposes to enter upon the Premises, temporarily close doors, corridors and other areas in the Building and interrupt or temporarily suspend services or use of common areas, and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant's request; (d) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; (e) to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building; (f) to show or inspect the Premises at reasonable times and, if vacated or abandoned, to prepare the Premises for reoccupancy; (g) to install, use and maintain in and through the Premises, pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises; and (h) to take any other action which Landlord deems reasonable in connection with the operation, maintenance or preservation of the Building.

         8. MAINTENANCE AND REPAIRS. Tenant, at its expense, shall maintain and keep the Premises in good order and repair at all times during the Term. In addition, Tenant shall reimburse Landlord for the cost of any repairs to the Building necessitated by the acts or omissions of Tenant, its subtenants, assignees, invitees, employees, contractors and agents, to the extent Landlord is not reimbursed for such costs under its insurance policies. Subject to the preceding sentence, Landlord shall perform any maintenance or make any repairs to the Building as Landlord shall desire or deem necessary for the safety, operation or preservation of the Building, or as Landlord may be required or requested to do by any governmental authority or by the order or decree of any court or by any other proper authority.

          Landlord, throughout the Term, shall keep and maintain or cause to be kept and maintained in good order and repair the structural components of the Building (including, without limitation, the roof and the roof membranes, the exterior walls and the windows), all common areas of the Building, and all Building systems (excluding only those non-standard portions of the Building systems which are (a) located within the Premises and (b) service only the Premises, which systems shall be maintained by Tenant in good order and repair at all times during the Term).

         9.        ALTERATIONS.

         (a) Requirements. Tenant shall not make any replacement, alteration, improvement or addition to or removal from the Premises (collectively an "alteration") without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) detailed plans and specifications; (ii) sworn statements, including the names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; (iv) certificates of insurance in form and amounts required by Landlord, naming Landlord and any other parties designated by Landlord as additional insureds; and (v) all other documents and information as Landlord may reasonably request in connection with such alteration. Tenant agrees to pay Landlord's reasonable charges for review of all such items and supervision of any alteration. Neither approval of the plans and specifications nor supervision of the alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Tenant shall pay the entire cost of the alteration and, if requested by Landlord, shall deposit with Landlord prior to the commencement of the alteration, security for the payment and completion of the alteration in form and amount required by Landlord. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Each alteration shall be performed by union contractors if required by Landlord and in harmony with Landlord's employees, contractors and other tenants. Each alteration, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises (excepting only Tenant's furniture, equipment and trade fixtures) shall become Landlord's property and shall remain upon the Premises at the expiration or termination of this Lease without compensation to Tenant; provided, however, that Landlord shall have the right to require Tenant to remove such alteration at Tenant's sole cost and expense in accordance with the provisions of Section 15 of this Lease.

         (b) Liens. Upon completion of any alteration, Tenant shall promptly furnish Landlord with sworn owner's and contractors statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic's lien to be filed against the Building, or any part thereof, arising out of any alteration performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten (10) days thereafter have such lien released of record or deliver to Landlord a bond in form, amount, and issued by a surety satisfactory to Landlord, indemnifying Landlord against all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same; and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

         10. INSURANCE. Tenant, at its expense, shall maintain at all times during the Term the following insurance policies: (a) fire insurance, including extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage and demolition and debris removal, insuring the full replacement cost of all improvements, alterations or additions to the Premises made at Tenant's expense, and all other property owned or used by Tenant and located in the Premises; (b) Commercial General Liability insurance, contractual liability insurance and property damage insurance with respect to the Building and the Premises, with limits to be set by Landlord from time to time but in any event not less than $3,000,000.00 combined single limit for personal injury, sickness or death or for damage to or destruction of property for any one occurrence; and
(c) insurance against such other risks and in such other amounts as Landlord may from time to time reasonably require. The form of all such policies and deductibles thereunder shall be subject to Landlord's reasonable prior approval. All such policies shall be issued by insurers acceptable to Landlord and licensed to do business in the State in which the Premises are located and shall contain a waiver of any rights of subrogation thereunder. In addition, the policies shall name Landlord and any other parties designated by Landlord as additional insureds, shall require at least thirty (30) days' prior written notice to Landlord of termination or modification and shall be primary and not contributory. Tenant shall, at least ten (10) days prior to the Commencement Date, and within ten (10) days prior to the expiration of each such policy, deliver to Landlord certificates evidencing the foregoing insurance or renewal thereof, as the case may be.

         11.       WAIVER AND INDEMNITY.

         (a) Waiver. Tenant releases Landlord, its property manager and their respective agents and employees from, and waives all claims for, damage or injury to person or property and loss of business sustained by Tenant and resulting from the Building or the Premises or any part thereof or any equipment therein becoming in disrepair, or resulting from any accident in or about the Building. This paragraph shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatus, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices. Without limiting the generality of the foregoing, Tenant waives all claims and rights of recovery against Landlord, its property manager and their respective agents and employees for any loss or damage to any property of Tenant, which loss or damage is insured against, or required to be insured against, by Tenant pursuant to Section 10 above, whether or not such loss or damage is due to the fault or negligence of Landlord, its property manager or their respective agents or employees, and regardless of the amount of insurance proceeds collected or collectible under any insurance policies in effect.

         (b) Indemnity. Tenant agrees to indemnify, defend and hold harmless Landlord, its property manager and their respective agents and employees, from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including attorneys' fees), for injuries to any persons and damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises (including, without limitation, any alteration by Tenant) or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. Without limiting the foregoing, Tenant shall indemnify, defend and hold Landlord harmless from any claims, liabilities, damages, costs and expenses arising out of the use or storage of hazardous or toxic materials in the Building by Tenant. If any such proceeding is filed against Landlord or any such indemnified party, Tenant agrees to defend Landlord or such party in such proceeding at Tenant's sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord.

         12. FIRE AND CASUALTY. If all or a substantial part of the Premises or the Building is rendered untenantable by reason of fire or other casualty, Landlord may, at its option, either restore the Premises and the Building, or terminate this Lease effective as of the date of such fire or other casualty. Landlord agrees to give Tenant written notice within sixty (60) days after the occurrence of any such fire or other casualty designating whether Landlord elects to so restore or terminate this Lease. If Landlord elects to terminate this Lease, Rent shall be paid through and apportioned as of the date of such fire or other casualty. If Landlord elects to restore, Landlord's obligation to restore the Premises shall be limited to restoring those improvements in the Premises existing as of the date of such fire or other casualty which were made at Landlord's expense and shall exclude any furniture, equipment, fixtures, additions, alterations or improvements in or to the Premises which were made at Tenant's expense. If Landlord elects to restore, Rent shall abate for that part of the Premises which is untenantable on a per diem basis from the date of such fire or other casualty until Landlord has substantially completed its repair and restoration work, provided that Tenant does not occupy such part of the Premises during said period.

         13. CONDEMNATION. If the Premises or the Building is rendered untenantable by reason of a condemnation (or by a deed given in lieu thereof), then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such condemnation, in which event this Lease shall terminate effective as of the date of such condemnation. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation. If such condemnation does not render the Premises or the Building untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not condemned to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. Landlord reserves all rights to compensation for any condemnation. Tenant hereby assigns to Landlord any right Tenant may have to such compensation, and Tenant shall make no claim against Landlord or the condemning authority for compensation for termination of Tenant's leasehold interest under this Lease or interference with Tenant's business.

         14.       ASSIGNMENT AND SUBLETTING.

         (a) Landlord's Consent. Tenant shall not, without the prior written consent of Landlord: (i) assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or (ii) permit the use of the Premises by any person other than Tenant and its employees or any subsidiary of Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (a "Transfer") occurring without the prior written consent of Landlord shall be void and of no effect. Landlord's consent to any Transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future Transfer. Landlord's consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder. For the purposes of this paragraph, the transfer (whether direct or indirect) of all or a majority of the capital stock in a corporate Tenant (other than the shares of the capital stock of a corporate Tenant whose stock is publicly traded) or the merger, consolidation or reorganization of such Tenant and the transfer of all or any general partnership interest in any partnership Tenant shall be considered a Transfer. As used herein, the phrase "any subsidiary of Tenant" shall mean any corporation or partnership that is wholly owned by Tenant.

         (b) Standards for Consent. If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord, at least sixty (60) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may require about the proposed Transfer and the transferee. If Landlord does not terminate this Lease, in whole or in part, pursuant to Section 14.C below, Landlord shall not unreasonably withhold its consent to any assignment or sublease. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; (ii) the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; (iii) the purpose for which the transferee intends to use the Premises or portion thereof is in violation of the terms of this Lease or the lease of any other tenant in the Building; (iv) the transferee is a tenant of the Building; or (v) any other bases which Landlord reasonably deems appropriate. If Landlord wrongfully withholds its consent to any Transfer, Tenant's sole and exclusive remedy therefor, shall be to seek specific performance of Landlord's obligation to consent to such Transfer. If Landlord consents to any Transfer, Tenant shall pay to Landlord all rent and other consideration received by Tenant in excess of the Rent paid by Tenant hereunder for the portion of the Premises so transferred. Such rent shall be paid as and when received by Tenant. In addition, Tenant shall pay to Landlord any reasonable attorneys' fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer.

         (c) Recapture. Landlord shall have the right to terminate this Lease as to that portion of the Premises covered by a Transfer, except for a Transfer to an Affiliate or to a Successor Entity, for which Landlord shall have no such right to terminate. Landlord may exercise such right to terminate by giving notice to Tenant at any time within thirty (30) days after the date on which Tenant has furnished to Landlord all of the items required under Section 14.B above. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender such portion of, the Premises (with appropriate demising partitions erected at the expense of Tenant) on the later of (i) the effective date of the proposed Transfer, or (ii) sixty
(60) days after the date of Landlord's notice of termination. In the event Landlord exercises such right to terminate, Landlord shall have the right to enter into a lease with the proposed transferee without incurring any liability to Tenant on account thereof. As used herein, the term "Affiliate shall mean any entity which controls, is controlled by or is under common control with Tenant and the phrase "Successor Entity" shall mean any entity which purchases all or substantially all of the assets of Tenant or any entity which succeeds to Tenant's business by merger, consolidation or other form of corporate reorganization.

         15. SURRENDER. Upon the expiration or earlier termination of the Term or Tenant's right to possession of the Premises, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear and damage by fire or other casualty excepted. If Landlord requires Tenant to remove any alterations pursuant to Section 9, then such removal shall be done in a good and workmanlike manner; and upon such removal Tenant shall restore the Premises to its condition prior to the installation of such alterations. If Tenant does not remove such alterations after request to do so by Landlord, Landlord may remove the same and restore the Premises; and Tenant shall pay the cost of such removal and restoration to Landlord upon demand. Tenant shall also remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to the termination of the Term or Tenant's right to possession of the Premises. If Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or at Landlord's sole option such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant's expense, without notice to Tenant and without obligation to compensate Tenant.

         16.       DEFAULTS AND REMEDIES.

         (a) Default. The occurrence of any of the following shall constitute a default (a "Default") by Tenant under this Lease: (i) Tenant fails to pay any Rent when due and such failure is not cured within five (5) business days after notice from Landlord; (ii) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty (30) days (or immediately if the failure involves a hazardous condition) after notice from Landlord; (iii) the leasehold interest of Tenant is levied upon or attached under process of law; (iv) Tenant or any guarantor of this Lease dissolves; (v) any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within thirty (30) days after filing.

         (b) Right of Re-Entry. Upon the occurrence of a Default, Landlord may elect to terminate this Lease, or, without terminating this Lease, terminate Tenant's right to possession of the Premises, in either case by written notice thereof to Tenant. Upon any such termination, Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord. Tenant grants to Landlord the right, without notice to Tenant, to enter and repossess the Premises and to expel Tenant and any others who may be occupying the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

         (c) Reletting. If Landlord terminates Tenant's right to possession of the Premises without terminating this Lease, Landlord may relet the Premises or any part thereof. In such case, Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord shall reasonably deem appropriate; provided, however, Landlord may first lease Landlord's other available space and shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. Tenant shall reimburse Landlord for the costs and expenses of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration and other expenses incurred to secure a new tenant for the Premises. In addition, if the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises which have not been reimbursed by Tenant, is insufficient to pay monthly the full amount of the Rent, Tenant shall pay to Landlord the amount of each monthly deficiency as it becomes due. If such consideration is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant.

         (d) Termination of Lease. If Landlord terminates this Lease pursuant to
Section 16.B above, Landlord may recover from Tenant and Tenant shall pay to Landlord, on demand, as and for liquidated and final damages, an accelerated lump sum amount equal to the amount by which Landlord's estimate of the aggregate amount of Rent owing from the date of such termination through the Expiration Date plus Landlord's reasonable estimate of the aggregate expenses of reletting the Premises, exceeds Landlord's reasonable estimate of the fair rental value of the Premises for the same period (after deducting from such fair rental value the time needed to relet the Premises and the amount of concessions which would normally be given to a new tenant), both discounted to present value at the rate of five percent (5%) per annum.

         (e) Other Remedies. Landlord may but shall not be obligated to perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate, shall be reimbursed by Tenant to Landlord on demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

         (f) Bankruptcy. If Tenant becomes bankrupt, the bankruptcy trustee shall not have the right to assume or assign this Lease unless the trustee complies with all requirements of the United States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

         (g) Waiver of Trial by Jury. Landlord and Tenant waive trial by jury in the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease.

         17. HOLDING OVER. If Tenant retains possession of the Premises after the expiration or earlier termination of the Term or Tenant's right to possession of the Premises, Tenant shall pay Rent during such holding over at double the rate in effect immediately preceding such holding over computed on a monthly basis for each month or partial month that Tenant remains in possession. Tenant shall also pay, indemnify and defend Landlord from and against all claims and damages, consequential as well as direct, sustained by reason of Tenant's holding over. The provisions of this Section do not waive Landlord's right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.

         18. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit the security deposit set forth in Item 8 of the Schedule (the "Security Deposit") with Landlord as security for the performance of Tenant's obligations under this Lease. Landlord may use all or any part of the Security Deposit (i) for the payment of any Rent not paid when due if such failure to pay is not cured within five (5) business days after notice from Landlord, or (ii) for the payment of any amount which Landlord may pay or become obligated to pay by reason of a Default, or (iii) to compensate Landlord for any loss or damage which Landlord may suffer by reason of a Default, or (iv) to compensate Landlord for any loss or damage which Landlord may suffer or cost or expense Landlord may incur by reason of Tenant's failure to perform its obligations under Section 15 of this Lease upon the expiration or earlier termination of the Term of this Lease. If any portion of the Security Deposit is used, Tenant shall within five
(5) business days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. If no default by Tenant exists hereunder, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration of the Term and vacation of the Premises by Tenant. Landlord shall have the right to transfer the Security Deposit to any purchaser of the Building. Upon such transfer of the Security Deposit, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be relieved of any liability with respect to the Security Deposit.

         19.       [INTENTIONALLY OMITTED].

         20. ESTOPPEL CERTIFICATES. Tenant agrees that, from time to time upon not less than ten (10) days' prior request by Landlord, Tenant shall execute and deliver to Landlord a written certificate certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in possession of the Premises, if that is the case; (iv) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); and (vi) such additional matters as may be requested by Landlord, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee or other person having or acquiring an interest in the Building. If Tenant fails to execute and deliver any such certificate within ten (10) days after request, Tenant shall be deemed to have irrevocably appointed Landlord as Tenant's attorney-in-fact to execute and deliver such certificate in Tenant's name.

         21. SUBORDINATION. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying or operating lease of the Building, and all amendments, renewals and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Building and/or the leasehold estate under any such lease. If any such mortgage or deed of trust be foreclosed, or if any such lease be terminated, upon request of the mortgagee, beneficiary or lessor, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale or to the lessor under such lease, as the case may be. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that Tenant agrees upon request by any such mortgagee, beneficiary, lessor or purchaser at foreclosure, as the case may be, to execute such subordination and/or attornment instruments as may be required by such person to confirm such subordination and/or attornment on the form customarily used by such party. Notwithstanding the foregoing to the contrary, any such mortgagee, beneficiary or lessor may elect to give the rights and interests of Tenant under this Lease (excluding rights in and to insurance proceeds and condemnation awards) priority over the lien of its mortgage or deed of trust or the estate of its lease, as the case may be. In the event of such election and upon the mortgagee, beneficiary or lessor notifying Tenant of such election, the rights and interests of Tenant shall be deemed superior to and to have priority over the lien of said mortgage or deed of trust or the estate of such lease, as the case may be, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or lease. In such event, Tenant shall execute and deliver whatever instruments may be required by such mortgagee, beneficiary or lessor to confirm such superiority on the form customarily used by such party. If Tenant fails to execute any instrument required to be executed by Tenant under this Section 21 within ten (10) days after request, Tenant irrevocably appoints Landlord as its attorney-in-fact, in Tenant's name, to execute such instrument.

         22. QUIET ENJOYMENT. As long as no Default exists, Tenant shall peacefully and quietly have and enjoy the Premises for the Term, free from interference by Landlord, subject, however, to the provisions of this Lease. The loss or reduction of Tenant's light, air or view will not be deemed a disturbance of Tenant's occupancy of the Premises nor will it affect Tenant's obligations under this Lease or create any liability of Landlord to Tenant.

         23. BROKER. Tenant represents to Landlord that Tenant has dealt only with the brokers set forth in Item 9 of the Schedule (the "Brokers") in connection with this Lease and that, insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Tenant agrees to indemnify, defend and hold Landlord, its property manager and their respective employees harmless from and against any claims for a fee or commission made by any broker, other than the Brokers, claiming to have acted by or on behalf of Tenant in connection with this Lease.

         24. NOTICES. All notices and demands to be given by one party to the other party under this Lease shall be given in writing, mailed or delivered to Landlord or Tenant, as the case may be, at the address or addresses set forth above or at such other address as either party may hereafter designate. Notices shall be delivered by hand or by United States certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight air courier service. Notices shall be considered to have been given upon the earlier to occur of actual receipt or two (2) business days after posting in the United States mail.

         25. DIRECTORY; SIGNS. Landlord will place Tenant's name on the Building standard directory. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, and except for signs on office doors, no sign shall be placed, erected, maintained or painted by Tenant at any place upon the Premises or the Building.

         26. PARKING. Tenant shall have the right to use, in common with others entitled thereto, the parking area associated with the Building, subject to such terms, conditions and regulations as are from time to time applicable to users of such parking area. Notwithstanding any of the foregoing to the contrary, Tenant may not use any parking spaces in such parking area which have been designated for exclusive use by other Building tenants. Tenant's right to use the parking spaces in such parking area shall be on an unassigned, non-reserved basis.

         27.       MISCELLANEOUS.

         (a) Successors and Assigns. Subject to Section 14 of this Lease, each provision of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns; and all references herein to Landlord and Tenant shall be deemed to include all such parties.

         (b) Entire Agreement. This Lease, and the riders and exhibits, if any, attached hereto which are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant; and Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

         (c) Time of Essence. Time is of the essence of this Lease and each and all of its provisions.

         (d) Execution and Delivery. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions set forth herein, which offer may not be revoked for fifteen (15) days after such delivery.

         (e) Severability. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

         (f) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

         (g) Attorneys' Fees. Tenant shall pay to Landlord all costs and expenses, including reasonable attorneys fees, incurred by Landlord in enforcing this Lease or incurred by Landlord as a result of any litigation to which Landlord becomes a party as a result of this Lease.

         (h) Delay in Possession. In no event shall Landlord be liable to Tenant if Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date for causes outside Landlord's reasonable control. If Landlord is unable to deliver possession of the Premises to Tenant by the Commencement Date, the Commencement Date shall be deferred until Landlord can deliver possession to Tenant, and the Expiration Date shall be deferred for an equal number of days.

         (i) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

         (j) Force Majeure. Landlord shall not be in default hereunder and Tenant shall not be excused from performing any of its obligations hereunder if Landlord is prevented from performing any of its obligations hereunder due to any accident, breakage, strike, shortage of materials, acts of God or other causes beyond Landlord's reasonable control.

         (k)       [Intentionally Omitted]

         (l) Captions. The headings and titles in this Lease are for convenience only and shall have no effect upon the construction or interpretation of this Lease.

         (m) No Waiver. No receipt of money by Landlord from Tenant after termination of this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Tenant shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

         (n) No Recording. Tenant shall not record this Lease in any official records. Landlord and Tenant shall, upon request of either, execute and deliver a notice of this Lease in such recordable form as may be permitted by applicable law.

         (o) Definition of Landlord; Landlord's Liability. The term "Landlord" is used herein to include the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had if it originally signed this Lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after it ceases to hold title to the Premises except for obligations which may have theretofore accrued. Neither Landlord, nor any trustee, beneficiary, principal, employee or partner of Landlord, nor any owner of the Building, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and neither Landlord, nor any trustee, beneficiary, principal, employee or partner of Landlord shall have any personal liability to Tenant for any liability of or claim against Landlord under this Lease beyond the equity of Landlord in the Building nor shall any recourse be had to any other property or assets of Landlord.

         (p) No Presumption Against Preparer; Freely Negotiated. Landlord and Tenant hereby understand, agree and acknowledge that (i) this Lease has been freely negotiated by both parties hereto and (ii) that, in any controversy, dispute or contest with regard to the meaning, interpretation, validity or enforceability of this Lease or any of the terms and provisions hereof, there shall be no inference, presumption or conclusion drawn whatsoever against either party hereto by virtue of that party (or its professional advisers) having drafted this Lease or any portion thereof.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as a sealed instrument as of the day and year first above written.

                                      LANDLORD:


                                      ss: Angela C. Maffeo
                                      --------------------
                                      Angela C. Maffeo, Trustee under the Wil
                                      of John Capobianco and not individually


                                      TENANT:

                                      MANCHESTER EQUIPMENT CO., INC.,
                                      a New York corporation



                                      By:_ss: Barry Steinberg
                                            -----------------
                                              Barry Steinberg
                                              President

                                   EXHIBIT "A"

                                   FLOOR PLAN
(Floor plan attached)

                                  EXHIBIT "A-1"

                            LEGAL DESCRIPTION OF LAND


A certain parcel of land together with the buildings thereon situated in that part of Newton, Massachusetts, called Newton Upper Falls and being shown as Lot B on a plan entitled "Plan of Land in Newton, Mass.", prepared by Henry F. Bryant and Son, Inc., dated May 29, 1962 duly recorded with the Middlesex South District Registry of Deeds and bounded and described as follows:

         NORTHEASTERLY                by  Christina  Street by five  lines,  one
                                      hundred  and  88/100  (100.88)  feet,  one
                                      hundred  eighty-two  and  58/100  (182.58)
                                      feet,   two  hundred   ninety  and  57/100
                                      (290.57)   feet,  one  hundred  forty  and
                                      20/100 (140.20) feet, and sixty-seven and 95/100 (67.95) feet, respectively;

         NORTHWESTERLY                by Lot A on said plan, two hundred and
                                      sixty-four (264) feet;
         -------------

         SOUTHERLY                    by the thread of the Charles River, eight
         ---------                    hundred forty-three (843) feet

                                      more or less; and

         EASTERLY by land of Patrick and Eileen Mulhern, as indicated on said plan, by three lines, sixty and 82/100 (60.82) feet, eighty-eight and 20/100 (88.20) feet and seven and 3/10 (7.3) feet, respectively.

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


         1. Tenant shall not make any room-to-room canvas to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises unless ordinarily included within Tenant's use of the Premises as specified in the Lease.

         2. Tenant shall not make any use of the Premises which may be dangerous to person or property or which shall increase the cost of insurance or require additional insurance coverage.

         3. Tenant shall not paint, display, inscribe or affix any sign, picture, advertisement, notice, lettering or direction or install any lights on any part of the outside or inside of the Building, other than the Premises, and then not on any part of the inside of the Premises which can be seen from outside the Premises, except as approved by Landlord in writing.

         4. Tenant shall not use the name of the Building in advertising or other publicity, except as the address of its business, and, without Landlord's prior written approval, which approval shall not be unreasonably withheld, shall not use pictures of the Building in advertising or publicity.

         5. Tenant shall not obstruct or place objects on or in sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any open common space which would be unsightly from the Building corridors or from the exterior of the Building.

         6. Bicycles shall not be permitted in the Building other than in locations designated by Landlord.

         7. Tenant shall not allow any animals, other than seeing eye dogs, in the Premises or the Building.

         8. Tenant shall not disturb other tenants or make excessive noises, cause disturbances, create excessive vibrations, odors or noxious fumes or use or operate any electrical or electronic devices or other devices that emit excessive sound waves or are dangerous to other tenants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials or similar devices outside of the Building or the Premises.

         9. Tenant shall not waste electricity or water and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls except for the thermostats within the Premises. Tenant shall keep all doors to the Premises closed.

         10. Unless Tenant installs new doors to the Premises, Landlord shall furnish two (2) sets of keys for all doors to the Premises at the commencement of the Term. Tenant shall furnish Landlord with duplicate keys for any new or additional locks on doors installed by Tenant. When the Lease is terminated, Tenant shall deliver all keys to Landlord and will provide to Landlord the means of opening any safes, cabinets or vaults left in the Premises.

         11. Except as otherwise provided in the Lease, Tenant shall not install in the Premises or Building any signal, communication, alarm or other utility or service system or equipment without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

         12. Tenant shall not use any draperies or other window coverings instead of or in addition to the Building standard window coverings designated and approved by Landlord for exclusive use throughout the Building.

         13. Landlord may require that all persons who enter or leave the Building identify themselves to watchmen, by registration or otherwise.
Landlord, however, shall have no responsibility or liability for any theft, robbery or other crime in the Building. Tenant shall assume full responsibility for protecting the Premises, including keeping all doors to the Premises locked after the close of business.

         14. Tenant shall not overload floors; and Tenant shall obtain Landlord's prior written approval as to size, maximum weight, routing and location of business machines, safes, and heavy objects. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises.

         15. In no event shall Tenant bring into the Building inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or firearms or any other articles of an intrinsically dangerous nature.

         16. Furniture, equipment and other large articles may be brought into the Building only at the time and in the manner designated by Landlord. Tenant shall furnish Landlord with a list of furniture, equipment and other large articles which are to be removed from the Building, and Landlord may require permits before allowing anything to be moved in or out of the Building. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant.

         17. No person or contractor, unless approved in advance by Landlord (which appraisal shall not be unreasonably withheld), shall be employed to do janitorial work, interior window washing, cleaning, decorating or similar services in the Premises.

         18. Tenant shall not use the Premises for lodging, cooking (except for microwave reheating and coffee makers) or manufacturing or selling any alcoholic beverages or for any illegal purposes.

         19. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         20. Tenant shall cooperate and participate in all reasonable security programs affecting the Building.

         21. Tenant shall not loiter, eat, drink, sit or lie in the lobby or other public areas in the Building. Tenant shall not go onto the roof of the Building or any other non-public areas of the Building (except the Premises), and Landlord reserves all rights to control the public and non-public areas of the Building. In no event shall Tenant have access to any electrical, telephone, plumbing or other mechanical closets without Landlord's prior written consent.

         22. Tenant shall not use the freight or passenger elevators, loading docks or receiving areas of the Building except in accordance with regulations for their use established by Landlord.

         23. Tenant shall not dispose of any foreign substances in the toilets, urinals, sinks or other washroom facilities, nor shall Tenant permit such items to be used other than for their intended purposes; and Tenant shall be liable for all damage as a result of a violation of this rule.

         24. If Tenant designates non-smoking areas in the Premises, Tenant shall also designate sufficient smoking areas in the Premises for its employees, and in no event shall Tenant allow its employees to use the public areas of the Building as smoking areas.

                                   EXHIBIT "C"

                             TENANT IMPROVEMENT WORK


         1. On or before June 13, 1997, Tenant shall provide to Landlord for its approval final working drawings ("final working drawings" shall mean the plans prepared by David Saltzman, dated 6/9/97, subject to the agreed to revisions evidenced by the diagram annexed hereto.) prepared by David Saltzman (the "Architect") of all improvements that Tenant proposes to have installed in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for in this Exhibit "C", in accordance with all applicable governmental laws, codes, rules and regulations. Landlord shall reasonably approve or disapprove such working drawings within ten (10) days after their receipt by Landlord. If Landlord disapproves such working drawings, Landlord shall specify the reasons for such disapproval in reasonable particularity, and Tenant shall cause the Architect to make conforming revisions thereto and resubmit such working drawings to Landlord for re-review in accordance with the same procedure set forth above, except that Landlord must complete its review and notify Tenant of its approval or disapproval of such revised working drawings within seven (7) days after their receipt by Landlord. Landlord and Tenant shall initial the working drawings after the same have been finally approved by Landlord. Landlord's approval of Tenant's working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules and regulations, and (b) such working drawings are sufficiently detailed to allow construction of the improvements specified therein in a good and workmanlike manner. As used herein, the phrase "Tenant's Plans" shall mean the final working drawings approved by Landlord pursuant to this Paragraph 1, as amended from time to time by any changes thereto approved by Landlord, and the phrase "Landlord's Work" shall mean the work specified in Tenant's Plans. All changes in Tenant's Plans must receive the prior written approval of Landlord. The total cost of preparation of Tenant's Plans shall be paid by Landlord within thirty (30) days after receipt by Landlord of a detailed itemization of such costs.

         2. Promptly after Landlord's approval of Tenant's Plans, Landlord shall in good faith solicit bids for the performance of Landlord's Work. Based upon such bids, Landlord and Tenant shall select a contractor to construct Landlord's Work. Promptly after the selection of such contractor, Landlord shall cause such contractor to commence construction of Landlord's Work and to diligently prosecute to completion the construction of Landlord's Work so as to prepare the Premises for Tenant's occupancy on or prior to August 15, 1997, but Tenant shall have no claim against Landlord for failure so to complete Landlord's Work by such date, nor shall such failure affect the validity of this Lease. Landlord's Work shall be performed in a good and workmanlike manner.

         3. The "Substantial Completion Date" shall be the first business day as of which Landlord's Work has been completed except for minor items of work (and, if applicable, adjustment of equipment and fixtures) which do not materially interfere with Tenant's use of the Premises for the purposes set forth in
Section 3 of the Lease and can be completed after occupancy has been taken without causing undue interference with Tenant's use of the Premises (i.e., so-called "punch-list" items). Landlord shall complete as conditions permit all "punch-list" items, and Tenant shall afford Landlord access to the Premises for such purposes.

         4. Except to the extent to which Tenant shall have given Landlord notice not later than three (3) months from the Commencement Date of respects in which Landlord has not performed Landlord's Work, Tenant shall have no claim that Landlord has failed to perform any of Landlord's Work.

         5. The total cost of construction of Landlord's Work shall be paid by Landlord. Upon final completion of Landlord's Work, Landlord shall certify to Tenant the total cost of construction of Landlord's Work and the total cost of preparation of Tenant's Plans (such total cost of construction and preparation being hereinafter referred to as the "Total Cost"). Landlord shall provide to Tenant an allowance in the amount of $39,300.00 (the "Allowance") for the construction of Landlord's Work, for the preparation of Tenant's Plans, and for the preparation of the preliminary plan that was prepared by or on behalf of Landlord with respect to the initial improvements to the Premises. If the Total Cost exceeds the Allowance, Tenant shall reimburse Landlord for the amount of such excess within ten (10) days after receipt by Tenant of the certification referred to in the second sentence of this Paragraph 5, and such excess shall be deemed to be additional Rent under this Lease.

         6. Tenant shall pay to Landlord a construction management fee in the amount of the lesser of (i) $3,000.00 and (ii) five percent (5%) of the total cost of construction of Landlord's Work. Such construction management fee shall be due and payable within thirty (30) days after the Substantial Completion Date and shall be deemed to be additional Rent under the Lease.

         7. With the prior consent of Landlord, Tenant may enter the Premises prior to the Substantial Completion Date to undertake such work as Tenant may choose to perform (subject to the provisions of Section 9 of this Lease) in order to prepare the Premises for Tenant's occupancy. Such entry shall be at the sole risk of Tenant. In no event shall Tenant use any contractor if Landlord reasonably determines that such contractor will cause a labor dispute at the Building, or otherwise materially interfere with any construction work being performed by or on behalf of Landlord in or around the Building. Without limiting the generality of the foregoing, Tenant shall comply with all reasonable instructions issued by Landlord's contractors relative to the moving of Tenant's equipment and other property into the Premises and shall pay any actual fees or costs incurred by Landlord in connection therewith. If noncompliance by Tenant with any instructions issued by Landlord's contractors results in a work stoppage or other job action by any employees of such contractors or subcontractors thereof performing work at the Building, Tenant and its contractors shall cease performance of such work.